
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1. Name and Address of Reporting Person:                  2. Issuer Name and Ticker or Trading Symbol: ZymoGenetics, Inc. (ZGEN)
     Warburg, Pincus Equity Partners, L.P.
     466 Lexington Avenue, New York, New York 10017       3. Date of Earliest Transaction Required to be Reported: 02/21/2008
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                                                            Exhibit 99.4
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                          Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
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
1. Title of Security    2. Transaction  2A.              3.       4. Securities Acquired     5. Amount of       6.       7. Nature
   (Instr. 3)                  Date     Deemed       Transaction   (A) or Disposed of (D)      Securities    Ownership    of
                                        Execution   Code (Instr.  (Instr. 3, 4, and 5)       Beneficially      Form:     Indirect
                                        Date, if         8)                                     Owned       Direct (D)   Beneficial
                                        any                                                   Following        or        Ownership
                                        (Month/Day/                                           Reported      Indirect    (Instr. 4)
                                        Year)                                               Transaction(s)      (I)
                                                                                            (Instr. 3 and   (Instr. 4)
                                                                                                4)
----------------------  --------------- ----------- ------------ -------------------------- --------------- ------------ -----------
                                                    Code    V    Amount     (A) or  Price
                                                                             (D)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P              2,330       A    $9.33   7,899,420        D (1)
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Common Stock,
no par value per share     2/21/2008                P              2,800       A    $9.36   7,902,220        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P              3,900       A    $9.37   7,906,120        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P             10,437       A    $9.38   7,916,557        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P             23,563       A    $9.39   7,940,120        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P             18,400       A    $9.40   7,958,520        D (1)
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Common Stock,
no par value per share     2/21/2008                P              1,600       A    $9.41   7,960,120        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P              1,300       A    $9.42   7,961,420        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P                900       A    $9.43   7,962,320        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/21/2008                P                200       A    $9.44   7,962,520        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              2,371       A    $9.15   7,964,891        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              2,806       A    $9.16   7,967,697        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              3,287       A    $9.17   7,970,984        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              3,588       A    $9.18   7,974,572        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              9,600       A    $9.19   7,984,172        D (1)
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


----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              5,311       A    $9.20   7,989,483        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P             11,800       A    $9.21   8,001,283        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              9,211       A    $9.22   8,010,494        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P             12,637       A    $9.23   8,023,131        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P             20,126       A    $9.24   8,043,257        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P             52,363       A    $9.25   8,095,620        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P             23,600       A    $9.26   8,119,220        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              3,700       A    $9.27   8,122,920        D (1)
----------------------  --------------- ----------- ------ ----- --------- ------- -------- --------------- ------------ -----------
Common Stock,
no par value per share     2/22/2008                P              1,600       A    $9.28   8,124,520        D (1)
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


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